Exhibit 10.1
(*) = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY AN "*".
1. THIS CONTRACT IS A RATED ORDER RATING PAGE OF PAGES AWARD/CONTRACT UNDER DPAS (15 CFR 350) N/A 1 56 —— —— —— —— — 2. CONTRACT (Proc. Inst. Ident.) NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQUEST/PROJECT NO. N01-AO-60027, HHSN272200600027C September 30, 2006 VRC-06-05 —— —— — 5. ISSUED BY CODE 6. ADMINISTERED BY (If other than Item 6) CODE National Institute of Allergy and Infectious Diseases (NIAID) Acquisitions Management and Operations Branch 10401 Fernwood Road, Room 2NE-28, MSC 4813 Bethesda, MD 20817-4813 — 7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code) 8. DELIVERY FOB ORIGIN OTHER (See below) FOB Destination GenVec, Inc. 9/ DISCOUNT FOR PROMPT PAYMENT 65 West Watkins Avenue N/A Gaithersburg, MD 20878 10. SUBMIT INVOICES ITEM. CODE FACILITY CODE ADDRESS SHOWN IN: G.2 —— — 11. SHIP TO/MARK FOR CODE N/A 12. PAYMENT WILL BE MADE BY CODE N/A -— — Article F.2. See Article G.2 —— — 13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:N/A 14. ACCOUNTING AND APPROPRIATION DATA 10 U.S.C. 2304(c)( ) 41 U.S.C. 253(c)( ) EIN 1-232705690-A1; OC Code 25.12; CAN 6-8335320, AMT $7,024,304 15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT —— —— —— — FY 06 $7,502,680.00 FY 07 $11,079,615.00 Title: Technology Licensing, Cell Development, and Manufacturing Technical Support FY 08 $11,070,353.00 Period: September 30, 2006 through September 29, 2007 FY 09 $11,154,542.00 Contract Type: Fixed Price and Cost Plus Fixed Fee/IDIQ FY10 $11,225,101.00 —— — 15G. TOTAL AMOUNT OF CONTRACT $52,032,291.00.000 —— — 16. TABLE OF CONTENTS — (✓) SEC. DESCRIPTION PAGE(S) (✓) SEC. DESCRIPTION PAGE(S) —— —— —— —— —— —— —— — PART I — THE SCHEDULE PART II — CONTRACT CLAUSES —— — A SOLICITATION/CONTRACT FORM 1 I CONTRACT CLAUSES 19-27 —— —— —— —— —— — B SUPPLIES OR SERVICES AND PRICE/COST 4-9 PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH. —— —— —— — C DESCRIPTION/SPECS./WORK STATEMENT 9 J LIST OF ATTACHMENTS 28 —— —— —— —— —— — D PACKAGING AND MARKING 10 PART IV — REPRESENTATIONS AND INSTRUCTIONS —— —— —— — E INSPECTION AND ACCEPTANCE 10-11 K REPRESENTATIONS, CERTIFICATIONS 29 —— —— — F DELIVERIES OR PERFORMANCE 11-12 AND OTHER STATEMENTS OF OFFERORS —— —— —— — G CONTRACT ADMINISTRATION DATA 12-16 L INSTRS., CONDS., AND NOTICES TO OFFERORS —— —— —— —— — H SPECIAL CONTRACT REQUIREMENTS 16-18 M EVALUATION FACTORS FOR AWARD —— —— —— —— — CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE 17. CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___2___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of 18. AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ___, including the the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this incorporated by reference herein. (Attachments are listed herein.) award/contract. No further contractual document is necessary. —— — 19A. NAME AND TITLE OF SIGNER (Type or print) 20A. NAME OF CONTRACTING OFFICER Terrie Nestor Contracting Officer, AMOB, NIAID 19B. NAME OF CONTRACTOR 19C. DATE SIGNED 20B. UNITED STATES OF AMERICA 20C. DATE SIGNED ___BY ___ (Signature of person authorized to sign) (Signature of Contracting Officer) —— —
OMB Approval 2700-0042
NSN 7540-01-152-8069 26-107 STANDARD FORM 26 (REV. 4-85) PREVIOUS EDITION UNUSABLE Computer Generated Prescribed by GSA, FAR (48 CFR) 53.214(a)

Contract No. HHSN272200600027C
DETAILED TABLE OF CONTRACT CONTENTS

PART I — THE SCHEDULE

SECTION A — SOLICITATION/CONTRACT FORM

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS	4
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4
ARTICLE B.2. PRICES	4
ARTICLE B.3. OPTION PRICES	4
ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS	7
ARTICLE B.4. ADVANCE UNDERSTANDINGS	8
SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	9
ARTICLE C.1. STATEMENT OF WORK	9
ARTICLE C.2. REPORTING REQUIREMENTS	9
SECTION D — PACKAGING, MARKING AND SHIPPING	10
ARTICLE D.1. PACKAGING	10
ARTICLE D.3. SHIPPING	10
SECTION E — INSPECTION AND ACCEPTANCE	10
SECTION F — DELIVERIES OR PERFORMANCE	11
ARTICLE F.1. PERIOD OF PERFORMANCE	11
ARTICLE F. 2. DELIVERIES	11
ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE	12
SECTION G — CONTRACT ADMINISTRATION DATA	12
ARTICLE G.1. PROJECT OFFICER	12
ARTICLE G.2. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT	13
ARTICLE G.3. INDIRECT COST RATES	15
ARTICLE G.4. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	15
SECTION H — SPECIAL CONTRACT REQUIREMENTS	16
ARTICLE H.1. HUMAN SUBJECTS	16
ARTICLE H.2. NEEDLE EXCHANGE	16
ARTICLE H.3 . OPTION PROVISION	16
ARTICLE H.4 . SALARY RATE LIMITATION LEGISLATION PROVISIONS	17
ARTICLE H.5. PUBLICATION AND PUBLICITY	17
ARTICLE H.6. PRESS RELEASES	17
ARTICLE H.7. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	18
ARTICLE H.8. ANTI -LOBBYING	18

PART II — CONTRACT CLAUSES	19
SECTION I — CONTRACT CLAUSES	19
ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY AND COST-REIMBURSEMEMT SERVICE CONTRACT	19
ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES	22
ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES	22
ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT	24

PART III-LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	28
SECTION J — LIST OF ATTACHMENTS	28
1. Statement of Work	28
2. Sample Contract Task Order Form	28
3. Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1	28

Contract No. HHSN272200600027C

4. Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2, Invoice/Financing Request	28
5. Financial Report of Individual Project/Contract, NIH 2706	28
6. Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract	28
7. Procurement of Certain Equipment, NIH(RC)-7	28
8. Disclosure of Lobbying Activities, SF-LLL	28
PART IV	29
SECTION K — REPRESENTATIONS AND CERTIFICATIONS	29
1. Annual Representations and Certifications	29

Contract No. HHSN272200600027C
SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
The contractor will provide a five-year research license, as well as an executed annual license, renewable each year for four (4) years at the Government’s option, to the Vaccine Pilot Plant (VPP)/Vaccine Research Center (VRC) granting access to, and use of, the contractor’s proprietary technology, cultivating packaging cell line, and manufacturing production processes for the development of adenoviral vectors containing HIV inserts. Contractor will also provide technical support and trouble-shooting and scale-up assistance during the performance of engineering runs and manufacturing activities.
ARTICLE B.2. PRICES
     FIXED PRICE

Line Item	Description	Unit	Unit Price		Total
Base, Contract Year I

September 30, 2006 through September 29, 2011

0001	Licensing and Technology Transfer Of Adenovector Manufacturing Process	1	$	*	$	*

September 30, 2006 through September 29, 2007

0002	Licensing of Adenovector & Packaging Cell Line	1	$	*	$	*
CLINs 0003-0044 are optional line items and will be exercised independently as needed. CLINS 0007-0044 may be exercised at any time during the specified period of performance.
ARTICLE B.3. OPTION PRICES
a.	Unless the Government exercises its option pursuant to the option clause referenced in ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES, this contract consists only of the Base Period specified in the Statement of Work as defined in SECTIONS C and F, for the price set forth in the PRICES Article in SECTION B of this contract.
b.	Pursuant to FAR Clause 52.217-5 set forth in ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES of this contract, the Government may, by unilateral contract modification, require the Contractor to perform the Option Period(s) specified in the Statement of Work as defined in SECTIONS C and F of this contract. If the Government exercises this/these option(s), notice must be given before the expiration date of the contract. Specific information regarding the time frame for this notice is set forth in the OPTION PROVISION Article in SECTION H of this contract. The fixed price of this contract will be increased as set forth in paragraph c., below.
c.	Upon the delivery and acceptance of the Option Item(s)/Service(s) described in SECTION C of the contract and identified in the schedule of charges below, the Government shall pay the Contractor the unit price(s) set forth below:

Contract No. HHSN272200600027C
1. Fixed Price

Line Item	Description	Unit	Unit Price		Total
Option I, Contract Year II

September 30, 2007 through September 29, 2008

0003	Licensing of Adenovector & Packaging Cell Line	1	$	*	$	*

Option II, Contract Year III

September 30, 2008 through September 29, 2009

0004	Licensing of Adenovector & Packaging Cell Line	1	$	*	$	*

Option III, Contract Year IV

September 30, 2009 through September 29, 2010

0005	Licensing of Adenovector & Packaging Cell Line	1	$	*	$	*

Option IV, Contract Year V

September 30, 2010 through September 29, 2011

0006	Licensing of Adenovector & Packaging Cell Line	1	$	*	$	*
2. COST REIMBURSEMENT/IDIQ
     The following items will be ordered as needed:

Cost Plus
Fixed Fee
Line Item	Description	Cost		Fee		(Max)
Base, Contract Year I

September 30, 2006 through September 29, 2007

0007	Task 1a-Vector Seed Stock Production	$	*	$	*	$	*
0008	Task 1b-Ad41 Vectors Targeted to Mucosa	$	*	$	*	$	*
0009	Task 2/Subtask 1-Manufacturing Process Technology Transfer	$	*	$	*	$	*

Contract No. HHSN272200600027C

Cost Plus
Fixed Fee
Line Item	Description	Cost		Fee		(Max)
0010	Task 2/Subtask 2-QC Method Technology Transfer	$	*	$	*	$	*
0011	Task 3/Subtask 1-GMP Manufacturing Process Support	$	*	$	*	$	*
0012	Task 3/Subtask 3-PD For New Vector	$	*	$	*	$	*

Option I, Contract Year II

September 30, 2007 through September 29, 2008

0013	Task 1a-Vector Seed Stock Production	$	*	$	*	$	*
0014	Task 1b-Ad41 Vectors Targeted to Mucosa	$	*	$	*	$	*
0015	Task 2/Subtask 1-Manufacturing Process Technology Transfer	$	*	$	*	$	*
0016	Task 2/Subtask 2-QC Method Technology Transfer	$	*	$	*	$	*
0017	Task 3/Subtask 1-GMP Manufacturing Process Support	$	*	$	*	$	*
0018	Task 3/Subtask 2-QC Method Support	$	*	$	*	$	*
0019	Task 3/Subtask 3 PD For New Vector	$	*	$	*	$	*
0020	Task 3/Subtask 4-Support of Scale-Up Activities	$	*	$	*	$	*

Option II, Contract Year III

September 30, 2008 through September 29, 2009

0021	Task 1a-Vector Seed Stock Production	$	*	$	*	$	*
0022	Task 1b-Ad41 Vectors Targeted to Mucosa	$	*	$	*	$	*
0023	Task 2/Subtask 1-Manufacturing Process Technology Transfer	$	*	$	*	$	*
0024	Task 2/Subtask 2-QC Method Technology Transfer	$	*	$	*	$	*
0025	Task 3/Subtask 1-GMP Manufacturing Process Support	$	*	$	*	$	*
0026	Task 3/Subtask 2-QC Method Support	$	*	$	*	$	*
0027	Task 3/Subtask 3 PD For New Vector	$	*	$	*	$	*
0028	Task 3/Subtask 4-Support of Scale-Up Activities	$	*	$	*	$	*

Option III, Contract Year IV

September 30, 2009 through September 29, 2010

0029	Task 1a-Vector Seed Stock Production	$	*	$	*	$	*

Contract No. HHSN272200600027C

Cost Plus
Fixed Fee
Line Item	Description	Cost		Fee		(Max)
0030	Task 1b-Ad41 Vectors Targeted to Mucosa	$	*	$	*	$	*
0031	Task 2/Subtask 1-Manufacturing Process Technology Transfer	$	*	$	*	$	*
0032	Task 2/Subtask 2-QC Method Technology Transfer	$	*	$	*	$	*
0033	Task 3/Subtask 1-GMP Manufacturing Process Support	$	*	$	*	$	*
0034	Task 3/Subtask 2-QC Method Support	$	*	$	*	$	*
0035	Task 3/Subtask 3 PD For New Vector	$	*	$	*	$	*
0036	Task 3/Subtask 4-Support of Scale-Up Activities	$	*	$	*	$	*

Option IV, Contract Year V

September 30, 2010 through September 29, 2011

0037	Task 1a-Vector Seed Stock Production	$	*	$	*	$	*
0038	Task 1b-Ad41 Vectors Targeted to Mucosa	$	*	$	*	$	*
0039	Task 2/Subtask 1-Manufacturing Process Technology Transfer	$	*	$	*	$	*
0040	Task 2/Subtask 2-QC Method Technology Transfer	$	*	$	*	$	*
0041	Task 3/Subtask 1-GMP Manufacturing Process Support	$	*	$	*	$	*
0042	Task 3/Subtask 2-QC Method Support	$	*	$	*	$	*
0043	Task 3/Subtask 3 PD For New Vector	$	*	$	*	$	*
0044	Task 3/Subtask 4-Support of Scale-Up Activities	$	*	$	*	$	*
d.	The contractor shall be reimbursed by the Government in an amount not less than a total of $ * (minimum) nor more than a total of $52,032,290 (maximum) for successful performance of this contract.
e.	The estimated amount and quantity of items set forth in Sections c.1. and c.2. above is not a guarantee that the estimated quantities will be required or ordered.
ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS
a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clause[s], ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:
(1)	Acquisition, by purchase or lease, of any interest in real property;

Contract No. HHSN272200600027C
(2)	Special rearrangement or alteration of facilities;

(3)	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

(4)	Travel to attend general scientific meetings;

(5)	Foreign travel — See See subparagraph b. below;

(6)	Consultant costs;

(7)	Subcontracts;

(8)	Patient care costs;

(9)	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), 1990, regardless of acquisition value.
ARTICLE B.4. ADVANCE UNDERSTANDINGS
Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.
a.	Indirect Costs
(1)	Contractor will establish a negotiated rate agreement with a Government auditing agency. Until such time that the negotiated rate agreement is established, the Contractor will use the current provisional indirect rates of *% fringe and bonus and *% combined G&A and overhead are the ceiling for billing purposes. When the contractor establishes an indirect rate agreement, the provisional and final rates contained therein will be incorporated into the contract without further action. Final invoices will not be paid until a negotiated rate agreement is established.

(2)	The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract.
b.	Any costs for items included in Article B.3 that were included in the contractor =s final proposal, dated 9/25/06, are hereby approved at the estimated costs without further notification.

c.	Non-Personal Services and Inherently Government Functions

Contract No. HHSN272200600027C
(1)	Pursuant to FAR 37.1, no personal services shall be performed under this contract. All work requirements shall flow only from the Project Officer to the Contractor’s Project Manager. No Contractor employee will be directly supervised by the Government. All individual employee assignments, and daily work direction, shall be given by the applicable employee supervisor. If the Contractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Contractor employee, the Contractor shall promptly notify the Contracting Officer of this communication or action.

(2)	Pursuant to FAR 7.5, the Contractor shall not perform any inherently Governmental actions under this contract. No Contractor employee shall hold him or herself out to be a Government employee, agent, or representative. No Contractor employee shall state orally or in writing at any time that he or she is acting on behalf of the Government. In all communications with third parties in connection with this contract, Contractor employees shall identify themselves as Contractor employees and specify the name of the company for which they work. In all communications with other Government contractors in connection with this contract, the Contractor employee shall state that they have no authority to in any way change the contract and that if the other contractor believes this communication to be a direction to change their contract, they should notify the Contracting Officer for that contract and not carry out the direction until a clarification has been issued by the Contracting Officer.

(3)	The Contractor shall insure that all of its employees working on this contract are informed of the substance of this article. Nothing in this article shall limit the Government=s rights in any way under the other provisions of the contract, including those related to the Government=s right to inspect and accept the services to be performed under this contract. The substance of this article shall be included in all subcontracts at any tier.
d.	Task order 1 is hereby incorporated into the contract. Funds have been obligated in the amount of $* for this requirement.
SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
ARTICLE C.1. STATEMENT OF WORK
a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated, 9/13/06 , set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.
ARTICLE C.2. REPORTING REQUIREMENTS

Contract No. HHSN272200600027C
See Statement of Work for reporting requirements
SECTION D — PACKAGING, MARKING AND SHIPPING
ARTICLE D.1. PACKAGING
All non-frozen cell sample material shall be shipped at room temperature in a cardboard container. Frozen samples are to be shipped on dry ice in a styrofoam container.
ARTICLE D.3. SHIPPING
All cell samples shall be shipped F.O.B destination. The specific address for shipment of samples will be specified by the project officer. Please note that some items may ship directly to the Vaccine Pilot Plant in Frederick, MD.
Kimberlee Wallace (Project Officer)
Vaccine Research Center/Vaccine Pilot Plant
National Institutes of Allergy and Infectious Diseases
40 Convent Drive
Room 5507
Bethesda, MD 20892
All other deliverables required under this contract shall be packaged, marked, and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.
SECTION E — INSPECTION AND ACCEPTANCE
a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.
b.	For the purpose of this SECTION, Kimberlee Wallace is the authorized representative of the Contracting Officer.
c.	Inspection and acceptance will be performed at: the Government’s facility or the Contractor’s plant during development and testing.
Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.
d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-2, Inspection Of Supplies—Fixed Price (August 1996).

Contract No. HHSN272200600027C
FAR Clause 52.246-5, Inspection Of Services—Cost Reimbursement (April 1984).
SECTION F — DELIVERIES OR PERFORMANCE
ARTICLE F.1. PERIOD OF PERFORMANCE
a.	The period of performance of this contract shall be from September 30, 2006 through September 29, 2011 (for CLIN 0001).
b.	If the Government exercises its option(s), pursuant to Article H.3 of the contract, the period of performance for CLINs 0003 — 0044 will be increased as follows:

Option Year Number	Option Period
Option I, Contract Year II	September 30, 2007 through September 29, 2008
Option II, Contract Year III	September 30, 2008 through September 29, 2009
Option III, Contract Year IV	September 30, 2009 through September 29, 2010
Option IV, Contract Year V	September 30, 2010 through September 29, 2011
ARTICLE F. 2. DELIVERIES
Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:
a.	The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR Clause 52.247-35, F.O.B. Destination, Within Consignees Premises (April 1984), and in accordance with and by the date(s) specified below[and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:

Item	Description	Quantity	Delivery Schedule
(1)	Quarterly/Annual Report	2	10th of the following month
(2)	5-Year Executed License of Adenovector Manufacturing Process	1	Within 60 days of Award
(3)	Executed license of Packaging Cell Line	1	Within 60 days of Award and yearly if requested
(4)	Technology Transfer Report of Adenovector Manufacturing Process	1	As Requested
(5)	Packaging Cell Line	1	As Requested
(6)	Adenoviral Seed Stock	1	As Requested

Contract No. HHSN272200600027C
b.	The above items shall be addressed and delivered as indicated below, or as specified by the Project Officer. Note that delivery of some items may directed to the Vaccine Pilot Plant in Frederick, MD

Addressee	Deliverable Item No.	Quantity

Kimberlee Wallace, Project Officer	1-6	1
Vaccine Research Center/Vaccine Pilot Plant
NIH/National Institutes of Allergy and
Infectious Diseases
40 Convent Drive
Room 5507
Bethesda, MD 20892

Terrie Nestor, Contracting Officer	1-2	1
NIH/National Institutes of Allergy and
Infectious Diseases
10401 Fernwood Road, Suite 2NE70
Bethesda, MD 20892
ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE
This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html.
FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:
     52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).
     52.247-35, F.O.B. Destination Within Consignees Premises (April 1984).
SECTION G — CONTRACT ADMINISTRATION DATA
ARTICLE G.1. PROJECT OFFICER
The following Project Officer(s) will represent the Government for the purpose of this contract: Kimberlee Wallace
The Project Officer is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3)

Contract No. HHSN272200600027C
performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.
The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.
The Government may unilaterally change its Project Officer designation.
ARTICLE G.2. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT
a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a “proper” payment request pursuant to FAR 32.9.

These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.
(1)	Invoices/financing requests shall be submitted as follows:
(a)	To be considered a “proper” invoice in accordance with FAR 32.9, each invoice shall clearly identify the two contract numbers that appear on the face page of the contract as follows:
Contract No. HHSN272200600027C
ADB Contract No. N01-AO-60027
(b)	An original and two copies to the following designated billing office:
LaDonna Stewart
Contract Specialist
NIH/National Institutes of Allergy and Infectious Diseases
10401 Fernwood Road, Suite 2NE14
Bethesda, MD 20892
(2)	Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496 – 3878.
b.	Financial reports on the attached Form NIH 2706, Financial Report of Individual Project/Contract, shall be submitted by the Contractor in accordance with the Instructions for Completing Form NIH

Contract No. HHSN272200600027C
2706, which accompany the form, in an original and two copies, not later than the 30th working day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories), which shall be reported within the total contract, are listed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.
(1)	Unless otherwise stated in that part of the Instructions for Completing Form NIH 2706, entitled “PREPARATION INSTRUCTIONS,” all columns A through J, shall be completed for each report submitted.

(2)	The first financial report shall cover the period consisting of the FIRST FULL THREE CALENDAR MONTHS following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

(3)	The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

(4)	The following is a listing of expenditure categories to be reported:

Expenditure Category	Percentage of
A	Effort/Hours
(a) Direct Labor
1) Principal Investigator
2) Co-Principal Investigator
3) Key Personnel
(i)
(ii)
(iii)
(b) Other Professional Personnel
(c) Personnel — Other
(d) Fringe Benefits
(e) Accountable Personal Property
(f) Materials/Supplies
(g) Patient Care Costs
(h) Travel
(i) Consultant Costs
(j) Premium Pay
(k) Computer Costs
(l) Subcontract Costs
(m) Other Direct Costs
(n) Indirect Costs
(o) G&A Expense
(p) Total Cost
(q) Fee
(r) Total Cost Plus Fixed Fee

Contract No. HHSN272200600027C
(5)	The Government may unilaterally revise the NIH 2706 to reflect the allotment of additional funds.
c.	For Fixed-Price line items only: The contractor need not submit an itemized breakdown as described above. Invoice instructions for NIH Fixed-Price Type Contracts, NIH (RC)-2, are attached for informational purposes. Invoices for CLINs 0001 through 0006, can be submitted in accordance with these instructions. However, invoices for fixed-price and cost-reimbursement items may be combined onto one invoice detailing the appropriate information for each.
ARTICLE G.3. INDIRECT COST RATES
In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:
Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6100 Building, Room 6B05
6100 EXECUTIVE BLVD MSC-7540
BETHESDA MD 20892-7540
Relevant to Article B.4 ADVANCED UNDERSTANDINGS of this contract; the contractor must establish an Indirect Rate Agreement with a Government agency. At such time that an Indirect Rate Agreement is established, the negotiated rates will be incorporated into the contract without further action of the Contracting Officer.
ARTICLE G.4. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE
a.	Contractor Performance Evaluations

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part

Contract No. HHSN272200600027C
of the contract file, and may be used to support future award decisions.
b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:
          http://oamp.od.nih.gov/OD/CPS/cps.asp
The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.
SECTION H — SPECIAL CONTRACT REQUIREMENTS
ARTICLE H.1. HUMAN SUBJECTS
It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract.
ARTICLE H.2. NEEDLE EXCHANGE
a.	Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V-General Provisions Section 505	2006	(10/1/2005-9/30/2006)
ARTICLE H.3. OPTION PROVISION
Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of Year I of the Statement of Work (as detailed in Sections B.2. and B.3.) and the Five-year Licensing and Technology Transfer of the Adenovector Manufacturing Process as defined in Sections C and F of the contract. Pursuant to clause 52.217-9 set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform Contract Year(s) II, III, IV, and V of the Statement of Work as also defined in Sections C and F of this contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated price and/or cost plus fixed fee of the contract will be increased as set forth in Article B.2. and B.3.

Contract No. HHSN272200600027C
ARTICLE H.4. SALARY RATE LIMITATION LEGISLATION PROVISIONS
a.	Pursuant to the P.L.(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of the applicable amount shown or the applicable Executive Level for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as “indirect costs” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual’s direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

b.	Public Law No.	Fiscal Year	Dollar Amount of Salary Limitation

	P.L. 109-149, Public Health & Social Services Emergency Fund General Provisions, Section 204	FY 06	Executive Level I
c.	Payment of direct salaries is limited to the Executive Level I* rate which was in effect on the date(s) the expense was incurred.

For the period 10/1/05 — 12/31/05, the Executive Level I rate is $180,100. Effective January 1, 2006, the Executive Level I rate increased to $183,500 and will remain at that rate until it is revised. See the web site listed below for the Executive Schedule rates of pay:

FOR FY-06 EXECUTIVE LEVEL SALARIES EFFECTIVE JANUARY 1, 2006:

http://www.opm.gov/oca/06tables/html/ex.asp

(Note: This site shows the FY-06 rates. For previous years, click on “salaries and wages” and then scroll down to the bottom of the page and click on the year to locate the desired Executive Level salary rates.)
ARTICLE H.5. PUBLICATION AND PUBLICITY
The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:
“This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No. N01-AO-60027.”
ARTICLE H.6. PRESS RELEASES
a.	Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be

Contract No. HHSN272200600027C
financed by non-governmental sources.

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V-General Provisions Section 506	2006	(10/1/2005-9/30/2006)
ARTICLE H.7. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE
Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General=s Office in writing or on the Inspector General=s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:
Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026
ARTICLE H.8. ANTI-LOBBYING
a.	Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.
b.	Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.	Public Law and Section No.		Fiscal Year	Period Covered

	for a., above:	P.L. 109-149, Title V-General Provisions Section 503a.	FY-06	(10/1/2005-9/30/2006)

	for b., above:	P.L. 109-149, Title V-General Provisions Section 503b.	FY-06	(10/1/2005-9/30/2006)

Contract No. HHSN272200600027C
PART II — CONTRACT CLAUSES
SECTION I — CONTRACT CLAUSES
ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY AND COST-REIMBURSEMEMT SERVICE CONTRACT — FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)
This contract incorporates one or more clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html.
a. FEDERAL ACQUISITION REGULATION (FAR) (48 CHAPTER 1) CLAUSES

FAR
CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions (Over $100,000)

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Sep 2005	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Oct 2003	Central Contractor Registration

52.209-6	Jan 2005	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.215-2	Jun 1999	Audit and Records — Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence — Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Oct 2004	Pension Adjustments and Asset Reversions

52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

Contract No. HHSN272200600027C

FAR
CLAUSE NO.	DATE	TITLE
52.215-19	Oct 1997	Notification of Ownership Changes

52.215-20	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications

52.216-7	Dec 2002	Allowable Costs and Payment

52.216-8	Mar 1997	Fixed Fee

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.222-2	July 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract)

52.222-3	June 2003	Convict Labor

52.222-19	Jan 2006	Child Labor Cooperation with Authorities and Remedies

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Apr 2002	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.225-13	Feb 2006	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

52.227-3	Apr 1984	Patent Indemnity

52.227-14	June 1987	Rights in Data — General

52.229-3	Apr 2003	Federal, State, and Local Taxes (Over $100,000)

52.232-1	Apr 1984	Payments

52.232-8	Feb 2002	Discounts for Prompt Payment

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-11	Apr 1984	Extras

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Costs

Contract No. HHSN272200600027C

FAR
CLAUSE NO.	DATE	TITLE
52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment

52.232-33	Oct 2003	Payment by Electronic Funds Transfer Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award

52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-3	May 2001	Penalty for Unallowable Costs (Over $500,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	July 1995	Bankruptcy (Over $100,000)

52.243-1	Aug 1987	Changes — Fixed-Price

52.243-2	Aug 1987	Changes Cost Reimbursement w/ Alternate I (Apr 1984)

52.244-2	Aug 1998	Subcontracts

52.244-6	Feb 2006	Subcontracts for Commercial Items

52.245-2	May 2004	Government Property (Fixed-Price Contracts)

52.245-5	May 2004	Government Property (Cost Reimbursement, Time and Material, or Labor-Hour Contract)

52.245-9	Aug 2005	Use and Charges

52.246-25	Feb 1997	Limitation of Liability- Services (Over $100,000)

52.249-2	May 2004	Termination for the Convenience of the Government (Fixed-Price)

52.249-6	Sept 1996	Termination (Cost-Reimbursement)

52.249-8	Apr 1984	Default (Fixed-Price Supply and Service)(Over $100,000)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms
b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES

HHSAR
CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2001	Definitions

352.228-7	Dec 1997	Insurance — Liability to Third Persons

352.232-9	Apr 1984	Withholding of Contract Payments

352.242-70	Apr 1984	Litigation and Claims

352.242-71	Apr 1984	Final Decisions and Audit Findings

Contract No. HHSN272200600027C

HHSAR
CLAUSE NO.	DATE	TITLE
352.270-4	Jan 2001	Pricing of Adjustments

352.270-5	Apr 1984	Key Personnel

352.270-6	Jul 1991	Publications and Publicity

352.270-7	Jan 2001	Paperwork Reduction Act
[ End of GENERAL CLAUSES FOR A NEGOTIATED FIXED PRICE SUPPLY CONTRACT — Rev. 04/2006].
ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES
     ARTICLE I.1. of this SECTION is hereby modified as follows:
     Alternate I (October 1997) of FAR Clause 52.215-14, Integrity of Unit Prices (October 1997) is added.
     Alternate II (June 1987) of FAR Clause 52.227-14, Rights in Data – General (June 1987) is added.
               Alternate II (June 1987). As prescribed in 27.409(c), insert the following paragraph (g)(2) in the clause:
     (g)(2) Notwithstanding paragraph (g)(1) of this clause, the contract may identify and specify the delivery of limited rights data, or the Contracting Officer may require by written request the delivery of limited rights data that has been withheld or would otherwise be withholdable. If delivery of such data is so required, the Contractor may affix the following “Limited Rights Notice” to the data and the Government will thereafter treat the data, subject to the provisions of paragraphs (e) and (f) of this clause, in accordance with such Notice:
Limited Rights Notice (June 1987)
     (a) These data are submitted with limited rights under Government Contract No. HHSN272200600027. These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any; provided that the Government makes such disclosure subject to prohibition against further use and disclosure: [Agencies may list additional purposes as set forth in 27.404(d)(1) or if none, so state.]
     i. Use (Except for Manufacture) by support service contractors; and by support service and other contractors participating in the Government’s program of which the specific contract is a part, solely for information and use in connection with the work performed under the contract.
     (b) This Notice shall be marked on any reproduction of these data, in whole or in part.
ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES
This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.
a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES
(1)	FAR Clause 52.204-9, Personal Identity Verification of Contractor Personnel, (Jan 2006) is added

FAR Clause 52.216-18, Ordering (October 1995)

Contract No. HHSN272200600027C
(a)	Any supplies and services to be furnished under this contract (CLINs 0007-0044) shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from September 30, 2006 through September 29, 2007.

(b)	All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between delivery order or task order and this contract, the contract shall control.
(2)	FAR Clause 52.216-22, Indefinite Quantity (October 1995)
(a)	This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the schedule are estimates only and are not purchased by this contract.

(b)	Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”

(c)	Except for any limitations on quantities in the Schedule, there is no limit on the number of orders that may be issued The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d)	Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after September 29, 2007 .
(End of clause)
(3)	FAR Clause 52.217-2, Cancellation under Multi-year Contract (July 1996)

(4)	FAR Clause 52.217-5, Evaluation of Options (July 1990)

(5)	FAR Clause 52.217-8, Option to Extend Services (November 1999)
“...The Contracting Officer may exercise the option by written notice to the Contractor within 60 calendar days prior to contract expiration date, including options, if any.”
(6)	FAR Clause 52.217-9, Option to Extend the Term of the Contract (March 2000)
(a)	The Government may extend the term of this contract by written notice to the Contractor within 60 calendar days prior to the contract expiration date including options, if any; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b)	The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.
(7)	FAR Clause 52.223-5, Pollution Prevention and Right to Know Information (Aug 2003)

(8)	FAR Clause 52.232-18, Availability of Funds (April 1984)

(9)	FAR Clause 52.237-2, Protection of Government Buildings, Equipment, and Vegetation (Apr 1984)

(10)	FAR Clause 52.246-23, Limitation of Liability (Feb 1997)

Contract No. HHSN272200600027C
b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:
          THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION.
c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:
     The following clauses are attached and made a part of this contract:
c.	NIH (RC)-7, Procurement of Certain Equipment (April 1984) (OMB Bulletin 81-16).
ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT
This contract incorporates the following clauses in full text.
FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:
a.	FAR Clause 52.216-19, Order Limitations (October 1995)
(a)	Minimum Order. When the Government requires supplies or services covered by this contract in an amount of less than $50,000, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)	Maximum Order. The Contractor is not obligated to honor--
(1)	Any order for a single item in excess of $*.

(2)	Any order for a combination of items in excess of $* ; or

(3)	A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.
(c)	If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d)	Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.
b.	FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

Contract No. HHSN272200600027C
(a)	Definition. As used in this clause--

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.
(b)	Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).
Notice to Employees
Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.
If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.
For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:
National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)
To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.
(c)	The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

Contract No. HHSN272200600027C
(d)	In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e)	The requirement to post the employee notice in paragraph (b) does not apply to--
(1)	Contractors and subcontractors that employ fewer than 15 persons;

(2)	Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3)	Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4)	Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—
(i)	The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii)	Such a waiver will not interfere with or impede the effectuation of the Executive order; or
(5)	Work outside the United States that does not involve the recruitment or employment of workers within the United States.
(f)	The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall--
(1)	Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2)	Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

Contract No. HHSN272200600027C
(3)	Reproduce and use exact duplicate copies of the Department of Labor’s official poster.
(g)	The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

Contract No. HHSN272200600027C
PART III-LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
SECTION J — LIST OF ATTACHMENTS
The following documents are attached and incorporated in this contract:
1.	Statement of Work, dated 9/13/06, 6 pages.

2.	Sample Contract Task Order Form, 3 pages.

3.	Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1 (5/97), 4 pages.

4.	Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2, (5/97), 1 page. Invoice/Financing Request

5.	Financial Report of Individual Project/Contract, NIH 2706, (5/97), 1 page.

6.	Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract, (5/97), 3 pages.

7.	Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

8.	Disclosure of Lobbying Activities, SF-LLL,dated 7/97, 3 pages.

Contract No. HHSN272200600027C
PART IV
SECTION K — REPRESENTATIONS AND CERTIFICATIONS
The following documents are incorporated by reference in this contract:
1.	Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website. [This includes the changes identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the contractor’s proposal.]
END of the SCHEDULE
(CONTRACT)

Contract No. HHSN272200600027C
STATEMENT OF WORK
I. Background
The Dale and Betty Bumpers Vaccine Research Center (VRC) at the National Institutes of Health was established to facilitate research in vaccine development. The VRC is dedicated to improving global human health through the rigorous pursuit of effective vaccines for human diseases. The Vaccine Production Program at the VRC is responsible for the manufacture, pre-clinical safety testing, and regulatory submission of VRC vaccines for clinical trials. To date, these materials are obtained through collaborations with companies in the vaccine/biotechnology industry as well as through contract manufacturing. Such an approach is costly and prohibits the VRC from rapidly responding to emerging public health threats.
One of the key components of the VRC mission involves the rapid advancement of promising vaccine candidates from the laboratory to the clinic. Meeting this mission necessitates the development of a vaccine production infrastructure that includes the capacity for cGMP production of materials for Phase I/II clinical trials. To expeditiously meet the critical program needs of the clinical department, the VRC developed a Vaccine Pilot Plant (VPP) for the manufacture of clinical materials for Phase I/II/III trials
II. General
This contract covers the licensing and technology transfer of a manufacturing process for the production of non-replication competent adenoviral vector-based vaccines against HIV. A team consisting of representatives from the VRC/NIH and the Contractor will mutually determine the specific vector constructs to be used in the clinical trials. The material for the clinical trials will be manufactured at the VPP located in Frederick, MD. The VPP is a multi-product facility consisting of four processing suites with processing scales from 15L to 2000L. VPP personnel will conduct the engineering runs, production of clinical materials and scale-up activities associated with manufacturing while relying upon the technical expertise of the Contractor to troubleshoot potential problems. Although the manufacturing will be completed at the VPP, instances may arise which require some contract work to be performed at the Contractor’s site. Examples of such instances include, but are not limited to the following: *
The licensing requirements of the contract will be procured on a firm fixed price basis. The technical consultations and troubleshooting requirements will be procured on an IDIQ/Cost Reimbursement basis.
III. Fixed Price Requirements
A.	Licensing and technology transfer of the Contractor’s proprietary Adenovector manufacturing process to the VRC for production of non-replication competent adenoviral vectors containing HIV gene inserts.

*

Statement of Work (09/13/06 )	1	ATTACHMENT 1 Page 1

Contract No. HHSN272200600027C
*
B.	Licensing of the Contractor’s packaging cell line to be used for the propagation of the adenoviral vectors containing HIV gene inserts.
*

Statement of Work (09/13/06 )	2	ATTACHMENT 1 Page 2

Contract No. HHSN272200600027C
*
C.	Deliverables
1)	Executed five (5) year licensing agreement covering the manufacturing process used in the production of clinical grade adenoviral vector vaccines against HIV

2)	Technology transfer report that includes the components listed in Item A above and describes the Contractor’s existing manufacturing process

3)	Executed annual licensing agreement providing the VRC with access to the Contractor’s proprietary packaging cell line for cultivating adenoviral vectors containing HIV inserts

4)	Five (5) vials of a research cell stock or master cell bank of the packaging cell line for use for propagation at the VPP

5)	Certificate of Analysis (COA) for the specific lot of packaging cells transferred to the VPP for propagation. The COA should be reviewed and approved by the Contractor’s Quality department prior to issuance to the VRC/VPP

6)	A yearly report detailing any changes or modifications to the Contractor’s manufacturing process. If available, draft batch records or development reports should also be provided
IV. Cost Reimbursement Tasks
Issuance of Tasks:

Statement of Work (09/13/06 )	3	ATTACHMENT 1 Page 3

Contract No. HHSN272200600027C
The following IDIQ tasks involve production of a vector seed stock, troubleshooting and scaling up of the manufacturing process and will be procured on a cost-reimbursement basis. NIH may issue the tasks for this contract in several ways: individually; as a grouping of multiple issuances of a single task (e.g., issue task #1 three times for three different constructs); or groupings of multiple tasks (e.g., perform tasks 1-4). If groupings of multiple tasks orders are issued, written permission from the NIH Project Officer may be required to proceed from one task to the next. This will be specified in such tasks.
Task #1a — Provide an Adenoviral Vector Seed Stock Containing the Appropriate VRC Insert.
*
Task #1b — Provide vector seed stocks for novel recombinant Ad41 containing vectors targeted to mucosa.
*
Task #2 — Provide Technical Support and Troubleshooting Assistance During the Performance of Technology Transfer/Engineering Runs
*

Statement of Work (09/13/06 )	4	ATTACHMENT 1 Page 4

Contract No. HHSN272200600027C
*
Task #3 — Provide Manufacturing and Scale-Up Support for Ad5 or Alternate Serotype Vectors
*

Statement of Work		ATTACHMENT 1
(09/13/06)	5	Page 5

Contract No. HHSN272200600027C
V. Contract Management and Reporting Requirements
The Contractor shall provide the technical and functional activities necessary for the management of this SOW and resulting Contract activities. The Contractor shall employ a management approach, organizational resources, and implement a quality control plan to achieve cost, schedule, and performance requirements throughout Contract execution. The Contractor shall meet with the Project Officer on a regular basis and provide regular Contract status and financial reports, including status of individual tasks where relevant.
At the request of the Project Officer, the Contractor shall provide deliverables, including written reports, presentations, and other materials — in draft form for Government review and comment, and in final form — conforming to schedule, format, and other requirements as specified by the Project Officer. In addition to Contract status reports, deliverables may include project plans, management briefings, financial reports, analyses, evaluations, reviews, and other reports as required. Specific requirements for status reports follow.
Contractor may invoice monthly or quarterly, following submission of these reports, based upon the percentage of the work completion.
In addition to the reporting requirements detailed in the above deliverables section, the following reports are also required under this contract. For all reports listed below, deliver one (1) copy to the Project Officer and one (1) copy to the Contracting Officer.
1) Quarterly Progress Report: Quarterly progress reports should contain the following information:
Summary of the results for each task in progress/completed during the quarter
Identification of any problems incurred during the quarter and whether they have an impact on delivery/completion. If the problems are anticipated to impact delivery/completion, new delivery dates should be noted
Percent of funds expended and percent of work completed for each task order on a quarterly and year to date basis
A. Delivery Schedule

Deliverable	Deliverable Due Date
Status Reports	Monthly or as mutually agreed.
Revised Status Reports	Within five days of request.
Progress Reports	Quarterly or as mutually agreed
Other Deliverable Products	As required & specified in Government requests.
Revised Deliverable Products	Within mutually agreed period.
VI. Place of Performance
Tasks will be performed at NIH offices/laboratories of the Vaccine Pilot Plant located in Frederick, MD and/or the Contractor’s facilities as required.

Statement of Work		ATTACHMENT 1
(09/13/06)	6	Page 6

Contract No. HHSN272200600027C
CONTRACT TASK ORDER FORM

Contractor:	Task Order Title:

Contract No:

Task Order No: Modification No.:	Task Order Originator:

Contracted Task Area:	Date Prepared:

Part I. INITIATOR’S REQUEST
A.	Period of Performance: From to

B.	Task Description

C.	Task Leader

D.	Deliverables

E.	Task Order Response Due Date:

Contract Task Order Form		ATTACHMENT 2
	1	Page 1

Contract No. HHSN272200600027C
CONTRACT TASK ORDER FORM

Contractor:	Contract No:

Task Order No: Modification No:	Date Prepared:

PART II.	CONTRACTOR’S RESPONSE TO TASK ORDER. REQUEST (The Contractor may attach additional sheets to this form to present requested data.)
A.	Estimated Cost and Effort
1.	Labor hours — list Task Order. leader, specific individuals to be assigned, labor category, and estimated hours for each.

2.	Labor costs — list by labor category and total.

3.	Employee benefits.

4.	Direct materials

5.	Travel

6.	Subcontracts

7.	Other direct costs

8.	Indirect costs

9.	Total estimated costs for this Order
B.	Detailed description of the approach to be used and of the deliverable(s). (Be specific.)

APPROVAL TO PROCEED: The Contractor shall not exceed the estimated labor hours, estimated Task Order amount, or change the Task Order leader without the prior written approval of the Project Officer and the Contracting Officer.

l.	For the Contractor:		Date:

(Signature)

Typed name:

2.	For the Government:		Date:

(Project Officer)
Date:

(Contracting Officer)

Contract Task Order Form		ATTACHMENT 2
	2	Page 2

Contract No. HHSN272200600027C
CONTRACT TASK ORDER FORM

Contractor:	Contract No:

Task Order No: Modification No:	Date Prepared:

PART III.	CONTRACTOR’S REPORT OF TASK ORDER PERFORMANCE (The Contractor may attach additional sheets to this form to present the requested data.)
A.	Actual Cost and Effort
1.	Labor hours — list specific assigned individuals, labor category, and actual hours worked.

2.	Labor costs — list labor category, individual, and total amount.

3.	Employee benefits

4.	Direct Materials

5.	Travel

6.	Subcontracts

7.	Other direct costs

8.	Indirect costs

9.	Total costs for this Task Order.
B.	Report of Deliverables

REVIEW AND APPROVAL OF SATISFACTORY PERFORMANCE
The signatures below indicate that the services/products required under Task Order No.              have been delivered, received and satisfactorily meet the requirements of this Task Order.

l.	For the Contractor:		Date:

(Signature)

Typed name:

2.	For the Government:		Date:

(Project Officer)

Date:

(Contracting Officer)

Contract Task Order Form		ATTACHMENT 2
	3	Page 3

Contract No. HHSN272200600027C
INVOICE/FINANCING REQUEST INSTRUCTIONS
FOR NIH COST-REIMBURSEMENT TYPE CONTRACTS, NIH(RC)-1
General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.
Format: Standard Form 1034, “Public Voucher for Purchases and Services Other Than Personal,” and Standard Form 1035, “Public Voucher for Purchases and Services Other Than Personal— Continuation Sheet,” or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee’s letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.
Number of Copies: As indicated in the Invoice Submission Clause in the contract.
Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.
Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.
Billing of Costs Incurred: If billed costs include: (l) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.
Contractor’s Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor’s fiscal year.
Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.
Costs Requiring Prior Approval: Costs requiring the contracting officer’s approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.
Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:
(a)	Interim Invoice/Contract Financing Request — These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice — The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c)	Final Invoice — A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).
Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

NIH(RC)-1	ATTACHMENT 3
Rev. 11/2003	Page 1

Contract No. HHSN272200600027C
(a)	Designated Billing Office Name and Address — Enter the designated billing office name and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b)	Invoice/Financing Request Number — Insert the appropriate serial number of the invoice/financing request.

(c)	Date Invoice/Financing Request Prepared — Insert the date the invoice/financing request is prepared.

(d)	Contract Number, ADB Number and Date — Insert both the contract number and the ADB number (which appears in the upper left hand corner of the face page of the contract), and the effective date of the contract.

(e)	Payee’s Name and Address — Show the contractor’s name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f)	Total Estimated Cost of Contract — Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g)	Total Fixed-Fee — Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h)	Billing Period — Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i)	Amount Billed for Current Period — Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the period.

(j)	Cumulative Amount from Inception — Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k)	Direct Costs — Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.
(l)	Direct Labor — Include salaries and wages paid (or accrued) for direct performance of the contract.

(2)	Fringe Benefits — List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

(3)	Accountable Personal Property — Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach the NIH Form entitled, “Report of Government Owned, Contractor Held Property,” in accordance with the following instructions:

List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):
•	The item number for the specific piece of equipment listed in the Property Schedule.

•	The COA letter and number, if the equipment is not covered by the Property Schedule.

•	An asterisk (*) shall precede the item if the equipment is below the approval level.
Further itemization of invoices/financing requests shall only be required for items having specific limitations set forth in the contract.

NIH(RC)-1	ATTACHMENT 3
Rev. 11/2003	Page 2

Contract No. HHSN272200600027C
(4)	Materials and Supplies — Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay — List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee — List fees paid to consultants. Identify consultant by name or category as set forth in the contract’s advance understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

(7)	Travel — Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs — List subcontractor(s) by name and amount billed.

(9)	Other — List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.
(l)	Cost of Money (COM) — Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m)	Indirect Costs—Overhead — Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n)	Fixed-Fee Earned — Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o)	Total Amounts Claimed — Insert the total amounts claimed for the current and cumulative periods.

(p)	Adjustments — Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)	Grand Totals
The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

NIH(RC)-1	ATTACHMENT 3
Rev. 11/2003	Page 3

Contract No. HHSN272200600027C
SAMPLE INVOICE/FINANCING REQUEST

(a)	Billing Office Name and Address	(b)	Invoice/Financing Request No.

NATIONAL INSTITUTES OF HEALTH
	National Cancer Institute, OA	(c)	Date Invoice Prepared
EPS, Room___
6120 EXECUTIVE BLVD MSC
	Bethesda, MD 20892-____________	(d)	Contract No., ADB No., and Effective Date
(e)	Payee’s Name and Address
		(f)	Total Estimated Cost of Contract
ABC CORPORATION
100 Main Street
	Anywhere, U.S.A. zip code		(g) Total Fixed Fee

Attention:	Name, Title, and Phone Number of Official to Whom Payment is Sent

(h) This invoice/financing request represents reimbursable costs from Aug. l, 2003 through Aug. 31, 2003

			(i) Amount Billed	(j) Cumulative Amount
			for Current Period	From Inception
(k)	Direct Costs
	(l)	Direct Labor	$3,400	$6,800
	(2)	Fringe Benefits	600	1,200
	(3)	Accountable Personal Property (Attach Form HHS-565)
		Permanent Research	3,000	6,000
		General Purpose	2,000	2,000
	(4)	Materials and Supplies	2,000	4,000
	(5)	Premium Pay	100	150
	(6)	Consultant Fee-Dr. Jones 1 day @ 100 (COA #3)	100	100
	(7)	Travel (Domestic)	200	200
		(Foreign)	200	200
	(8)	Subcontract Costs	-0-	-0-
	(9)	Other	-0-	-0-
	Total Direct Costs		$11,600	$20,650

(l)	Cost of Money (Factor) of (Appropriate Base)		2,400	3,600
(m)	Indirect Costs — Overhead ______% of Direct Labor or Other Base (Formula)		4,000	6,000
(n)	Fixed-Fee Earned (Formula)		700	1,400

(o)	Total Amount Claimed		$18,700	$31,650
(p)	Adjustments
		Outstanding Suspensions		(1,700)

(q)	Grand Totals		$18,700	$29,950
“I certify that all payments requested are for appropriate purposes and in accordance with the contract.”

Name of Official)	(Title)

NIH(RC)-1	ATTACHMENT 3
Rev. 11/2003	Page 4

Contract No. HHSN272200600027C
INVOICE INSTRUCTIONS FOR NIH FIXED-PRICE CONTRACTS, NIH(RC)-2
General The contractor shall submit vouchers or invoices as prescribed herein.
Format Standard Form l034, Public Voucher for Purchases and Services Other Than Personal, and Standard Form l035, Public Voucher for Purchases and Services Other than Personal—Continuation Sheet, or the payee’s letterhead or self-designed form should be used to submit claims for reimbursement.
Number of Copies As indicated in the Invoice Submission Clause in the contract.
Frequency Invoices submitted in accordance with the Payment Clause shall be submitted upon delivery of goods or services unless otherwise authorized by the contracting officer.
Preparation and Itemization of the Invoice The invoice shall be prepared in ink or typewriter as follows:
(a)	Designated Billing Office and address

(b)	Invoice Number

(c)	Date of Invoice

(d)	Both the contract number and the ADB number (which appears in the upper left hand corner of the face page of the contract), and date

(e)	Payee’s name and address. Show the contractor’s name ( as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f)	Description of goods or services, quantity, unit price, (where appropriate), and total amount.

(g)	Charges for freight or express shipments other than F.o.b. destination. (If shipped by freight or express and charges are more than $25, attach prepaid bill.)

(h)	Equipment If there is a contract clause authorizing the purchase of any item of equipment, the final invoice must contain a statement indicating that no item of equipment was purchased or include a completed NIH Form entitled, “Report of Government Owned, Contractor Held Property.”
Currency All NIH contracts are expressed in United States dollars. Where payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

NIH(RC)-2 Rev. 11/2003	ATTACHMENT 4

National Institutes of Health	Project Task:	Contract No.:	Date of Report:

FINANCIAL REPORT OF INDIVIDUAL				0990-0134
PROJECT/CONTRACT, NIH FORM 2706				0990-0131

Note: Complete this Form in Accordance with	Reporting Period:	Contractor Name and Address:
Accompanying Instructions.

			Cumulative	Incurred
	Percentage of		Incurred Cost	Cost —	Cumulative	Estimated	Estimated Cost at	Negotiated	Variance (Over
	Effort/Hours		at End of Prior	Current	Cost to Date	Cost to	Completion	Contract	or Under)
Expenditure Category	Negotiated	Actual	Period	Period	(D + E)	Complete	(F + G)	Amount	(I - H)
A	B	C	D	E	F	G	H	I	J

NIH 2706 (5/92) (Formerly HHS-646)	ATTACHMENT 5

Contract No. HHSN272200600027C
INSTRUCTIONS FOR COMPLETING FORM NIH 2706
“FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT”
GENERAL INFORMATION
Purpose. Form NIH 2706 is designed to: (1) provide a management tool for use by be NIH in monitoring the application of financial and personnel resources to the NIH contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor’s analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.
REPORTING REQUIREMENTS
Scope. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award. The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.
Number of Copies and Mailing Address. An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported. However, the contract may provide for one of the copies to be sent directly to the project officer.
REPORTING STATISTICS
A modification which extends the period of performance of an existing contract will not require reporting on a separate Form NIH 2706, except where it is determined by the contracting officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.
Definitions and Instructions for Completing Form NIH 2706. For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.
(1)	Key Personnel. Include key personnel regardless of annual salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

(2)	Personnel—Other. List as one amount unless otherwise required by the contract.

(3)	Fringe Benefits. Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included in the indirect cost rate should not be shown here.

(4)	Accountable Personal Property. Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, “Report of Accountable Property,” must accompany the contractor’s public voucher (SF 1034/SF 1035) or this report if not previously submitted. See “Contractor’s Guide for Control of Government Property.”

Form NIH 2706, Instructions	ATTACHMENT 6

Contract No. HHSN272200600027C
(5)	Supplies. Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6)	Inpatient Care. Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(7)	Outpatient Care. Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

(8)	Travel. Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and consultants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9)	Consultant Fee. Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.

(10)	Premium Pay. Include the amount of salaries and wages over and above the basic rate of pay.

(11)	Subcontracts. List each subcontract by name and amount billed.

(12)	Other Costs. Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(13)	Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14)	General and Administrative Expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15)	Fee. Cite the fee earned, if any.

(16)	Total Costs to the Government.
PREPARATION INSTRUCTIONS
These instructions are keyed to the Columns on Form NIH 2706.
Column A—Expenditure Category. Enter the expenditure categories required by the contract.
Column B—Percentage of Effort/Hours Negotiated. Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.
Column C—Percentage of Effort/Hours-Actual. Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.
Column D—Cumulative Incurred Cost at End of Prior Period. Enter the cumulative incurred costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.
Column E—Incurred Cost-Current Period. Enter the costs which were incurred during the current period.
Column F—Cumulative Incurred Cost to Date. Enter the combined total of Columns D and E.

Form NIH 2706, Instructions	ATTACHMENT 6

Contract No. HHSN272200600027C
Column G—Estimated Cost to Complete. Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.
Column H—Estimated Costs at Completion. Complete only if an entry is made in Column G.
Column I—Negotiated Contract Amount. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.
Column J—Variance (Over or Under). Complete only if an entry is made in Column H. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I). When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.
Modifications. List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category.
Expenditures Not Negotiated. List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I. Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

Form NIH 2706, Instructions	ATTACHMENT 6

Contract No. HHSN272200600027C
PROCUREMENT OF CERTAIN EQUIPMENT
Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.
67	— Photographic Equipment

69	— Training Aids and Devices

70	— General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)

71	— Furniture

72	— Household and Commercial Furnishings and Appliances

74	— Office Machines and Visible Record Equipment

77	— Musical Instruments, Phonographs, and Home-type Radios

78	— Recreational and Athletic Equipment
When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC)-7 (4/1/84)	ATTACHMENT 7
OMB Bulletin 81-16

Contract No. HHSN272200600027C

DISCLOSURE OF LOBBYING ACTIVITIES	Approved by OMB 0348-0046
Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352
(See reverse for public burden disclosure.)

1. Type of Federal Action:	2. Status of Federal Action:	3. Report Type:

a. contract	a. bid/offer/application	a. initial filing
b. grant	b. Initial award	b. material change
c. cooperative agreement	c. post-award	For Material Change Only:
d. loan		year quarter
e. loan guarantee		date of last report
f. loan insurance

4. Name and Address of Reporting Entity:	5. If Reporting Entity in No. 4 is Subawardee, Enter Name and Address of Prime
☐ Prime ☐ Subawardee
Tier , if known:

Congressional District, if known:	Congressional District, if known:

6. Federal Department/Agency:	7. Federal Program Name/Description

CFDA Number, if applicable:

8. Federal Action Number, if known:	9. Award Amount, if known:

$

10. a. Name and Address of Lobbying Entity	b. Individual Performing Services (including address if different from No. 10a)
(if individual, last name, first name, MI):	(last name, first name, MI)

11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each failure.
Signature: Print Name: Title: Telephone No.: Date:

Authorized for Local Reproduction
Federal Use Only	Standard Form—LLL (Rev 7-97)

Disclosure of Lobbying Activities SF-LLL	ATTACHMENT 8 Page 1 of 3

Contract No. HHSN272200600027C
INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES
This disclosure form shall be completed by the reporting entity, whether subawardee of prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing of attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Use the SF-LLL-A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.
1.	Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.	Identify the status of the covered Federal action.

3.	Identify the appropriate classification of this report. If this is a follow-up report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.	Enter the full name, address, city, state and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.	If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, state and zip code of the prime Federal recipient. Include Congressional District, if known.

6.	Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7.	Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.	Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number, Invitation for Bid (IFB) number, grant announcement number, the contract, grant, or loan award number, the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.”

9.	For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.	(a) Enter the full name, address, city, state and zip code of the lobbying registrant under the Lobbying Disclosure of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.
(b)	Enter the full names of the individual(s) performing services, and include full address if different from 10(a); Enter Last Name, First Name, and Middle Initial (MI).
11.	The certifying official shall sign and date the form, print his/her name, title and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, D.C. 20503.

Disclosure of Lobbying Activities SF-LLL	ATTACHMENT 8 Page 2 of 3

Contract No. HHSN272200600027C
DISCLOSURE OF LOBBYING ACTIVITIES
CONTINUATION SHEET
Approved by OMB
0348-0046

Reporting Entity:                                                        Page                      of
Authorized for Local Reproduction
Standard Form—LLL-A

Disclosure of Lobbying Activities SF-LLL	ATTACHMENT 8 Page 3 of 3